(FRONTIER FUNDS, INC. LOGO)

                                  Eighth Year

                                 ANNUAL REPORT
                              For the Period Ended
                               September 30, 1999

                          (FRONTIER FUNDS, INC. LOGO)

TO OUR INVESTORS

Dear Shareholders,

  Thank you for your investment in Frontier Funds, Inc. Equity Portfolio. I appreciate the opportunity to serve you.

  The investment objective of the Equity Portfolio is capital appreciation.
The current strategy is to purchase common stock in undervalued companies and to purchase common stock in companies that management believes has potential for superior earnings growth. The stock market has, for the most part, overlooked the potential capital appreciation of many small companies.

  Your Frontier Fund performed very well during the fiscal year ending
September 30, 1999, with a total increase of 76.58%. This increase is substantially better than the 19.15% increase in the Russell 2000 Index and the 27.78% increase in the S&P 500 Index. Looking out over the next six months, we are optimistic that we have reached a turning point where smaller-cap stocks will perform well versus larger-capitalization stocks. We believe the improving world economic picture will help sustain strong performance of small-cap stocks going forward.

  As we assess the next six months, we expect the U.S. economy to continue to grow at a more moderate pace. Although we believe that Y2K concerns are overstated, short-term economic dislocations are possible, and we plan to take advantage of market volatility in an opportunistic manner.

  Management believes that the actual operating expenses of the Fund are reasonable and comparable to amounts typically paid for like services. However, due to the Fund's current size, its expenses represent a higher percentage of total net assets than that generally reported by larger mutual funds.

  I invite your comments and suggestions. Feel free to write or telephone. Again, thank you for your confidence in Frontier Funds, Inc.

                                    Sincerely,

                                    /s/ James R. Fay

                                    James R. Fay
                                    President

SCHEDULE OF INVESTMENTS

                            AS OF SEPTEMBER 30, 1999

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                               VALUE
  ------                                                              ------
            COMMON STOCKS -- 103.49%

                APPAREL -- 4.71%
  7,500 +<F1>   Design Inc.                                          $ 12,891
 70,000 +<F1>   Cygne Designs Inc.                                     10,150
                                                                     --------
                                                                       23,041
                                                                     --------
                AUTO EQUIPMENT -- 2.87%
  5,000 +<F1>   Miller Industries                                      14,063
                                                                     --------

                COMPUTER SOFTWARE -- 38.26%
  5,000 +<F1>   EGames, Inc.                                           12,344
 40,000 +<F1>   Mitek Systems Inc.                                    175,000
                                                                     --------
                                                                      187,344
                                                                     --------

                COSMETICS & TOILETRIES -- 4.43%
 13,333 +<F1>   Human Pheromone Sciences Inc.                          21,667
                                                                     --------

                ELECTRONIC COMPONENTS -- SEMICONDUCTORS -- 15.75%
  1,000 +<F1>   Custom Tracks Corp. *<F2>                              29,625
 10,000 +<F1>   Dense-Pac Microsystems Inc.                            47,500
                                                                     --------
                                                                       77,125
                                                                     --------

                HEALTH CARE -- 10.21%
 10,000 +<F1>   Energy Biosystems Corp.                                27,500
 40,000 +<F1>   Procyte Corp.                                          22,500
                                                                     --------
                                                                       50,000
                                                                     --------

                HEALTH CARE TECHNOLOGY -- 3.83%
 10,000 +<F1>   Cell Robotics International Inc.                       18,750
                                                                     --------

                NETWORKING PRODUCTS -- 3.37%
  6,000 +<F1>   Openroute Network                                      16,500
                                                                     --------

                RECYCLING MANAGEMENT -- 6.51%
 15,000 +<F1>   Hi-Rise Recycling Systems Inc.                         31,875
                                                                     --------

                TECHNOLOGY -- 3.34%
  4,286 +<F1>   Digital Video Systems Inc.                             16,338
                                                                     --------

                TELECOMMUNICATIONS -- 10.21%
 40,000 +<F1>   RSI Systems Inc.                                       50,000
                                                                     --------

                     TOTAL COMMON STOCK
                     (Cost $774,269)                                  506,703
                                                                     --------
                     TOTAL INVESTMENTS
                     (Cost $774,269)                     103.49%      506,703
                                                         -------     --------
                     Liabilities in excess
                       of Other Assets                    (3.49%)     (17,068)
                                                         -------     --------
                     TOTAL NET ASSETS                    100.00%     $489,635
                                                         -------     --------
                                                         -------     --------

+<F1>  Non-income producing security
*<F2>  As of October 1, 1999 the security name changed to Zixit Corp.

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES

                               SEPTEMBER 30, 1999

ASSETS:
   Investments in securities at
     value -- (cost $774,269) (Note 2)                             $  506,703
   Cash                                                                     7
   Subscriptions receivable                                             3,685
   Prepaid expenses                                                     1,000
                                                                   ----------
       Total Assets                                                   511,395
                                                                   ----------

LIABILITIES:
   Payables:
   Accrued expenses                                                    21,760
                                                                   ----------
       Total Liabilities                                               21,760
                                                                   ----------
       Net Assets                                                  $  489,635
                                                                   ----------
                                                                   ----------

NET ASSETS CONSIST OF:
   Additional paid in capital                                      $1,049,410
   Accumulated net realized loss from
     investment transactions (Note 6 )                               (292,209)
   Net unrealized depreciation on investments                        (267,566)
                                                                   ----------
       Net Assets                                                  $  489,635
                                                                   ----------
                                                                   ----------

NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   ($489,635 / 175,213 shares of capital
     stock outstanding) (Note 6 )                                  $     2.79
                                                                   ----------
                                                                   ----------
   Maximum offering price per share (net asset
     value plus sales charge of 8%)                                $     3.03
                                                                   ----------
                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1999

EXPENSES:
   Management fee                                                   $   3,859
   Administration fee                                                  25,848
   Legal fee                                                           25,943
   Transfer agent fee                                                  17,130
   Custody fee                                                          7,644
   Audit fee                                                            9,773
   Printing                                                             7,957
   Directors' fees and expenses                                         7,750
   Registration fees                                                    3,725
   Insurance                                                            1,497
   Other                                                                  907
                                                                    ---------
       Total expenses                                                 112,033
   Less:  Waiver of management fee                                     (3,859)
                                                                    ---------
       Net expenses                                                   108,174
                                                                    ---------
       Net investment loss                                           (108,174)

NET REALIZED AND UNREALIZED GAINS
ON INVESTMENTS (Note 2)
   Net realized gain from investment transactions                      84,976
   Net change in unrealized appreciation of investments               216,838
                                                                    ---------
   Net realized and unrealized gain on investments                    301,814
                                                                    ---------
   Net increase in net assets resulting from operations             $ 193,640
                                                                    ---------
                                                                    ---------

   The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                FOR THE YEARS ENDED SEPTEMBER 30, 1999 AND 1998

                                                          1999         1998
                                                          ----         ----
     Net investment loss                                $(108,174)  $(101,860)
     Net realized gain (loss) from
      investment transactions                              84,976      (4,704)
     Net change in unrealized appreciation
       (depreciation) of investments                      216,838    (372,835)
                                                        ---------   ---------
     Net increase (decrease) in net assets resulting
       from operations                                    193,640    (479,399)
          Net capital share transactions (Note 4)          40,152    (120,851)
                                                        ---------   ---------
          Net increase (decrease) in net assets           233,792    (600,250)

NET ASSETS:
          Beginning of period                             255,843     856,093
                                                        ---------   ---------
          End of period (including accumulated
            undistributed net investment income
            of $0, and $0, respectively)                $ 489,635   $ 255,843
                                                        ---------   ---------
                                                        ---------   ---------

   The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                         ------------------------------------------------------------------
                                                         1999            1998           1997           1996           1995
                                                        ------          ------         ------         ------         ------
Net asset value,
  beginning of period                                   $ 1.58          $ 4.28         $ 6.61         $ 8.06         $ 7.59
                                                        ------          ------         ------         ------         ------

INCOME (LOSS) FROM
  INVESTMENT OPERATIONS:
     Net investment loss                                 (0.67)          (0.58)         (0.59)         (0.51)         (0.47)
     Net realized and unrealized
       gain (loss) on investments                         1.88           (2.12)         (1.74)         (0.94)          0.94
                                                        ------          ------         ------         ------         ------
          Total from investment
            operations                                    1.21           (2.70)         (2.33)         (1.45)          0.47
                                                        ------          ------         ------         ------         ------

LESS DISTRIBUTIONS:
     Dividends from net
       investment income                                    --              --             --             --             --
     Distribution from realized gains
       from security transactions                           --              --             --             --             --
          Distributions in excess of
            book realized gains                             --              --             --             --             --
                                                        ------          ------         ------         ------         ------
Total distributions                                         --              --             --             --             --
Net asset value, end of period                          $ 2.79          $ 1.58         $ 4.28         $ 6.61         $ 8.06
                                                        ------          ------         ------         ------         ------
                                                        ------          ------         ------         ------         ------

Total return**<F3>                                      76.58%         (63.08%)       (35.25%)       (17.99%)         6.19%

RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (in 000's)                        490             256            856          1,445          1,557
Ratio of expenses to
  average net assets                                    28.93%          20.72%         13.29%          8.29%          8.08%
Ratio of net expenses
  to average net assets                                 27.93%          19.72%         12.29%          7.29%          7.08%
Ratio of net investment income
  (loss) to average net assets
  before fee waiver                                    (28.93%)        (20.58%)       (13.29%)        (8.24%)        (8.06%)
Ratio of net investment income
  (loss) to average net assets
  after fee waiver                                     (27.93%)        (19.58%)       (12.29%)        (7.26%)        (7.06%)
Portfolio turnover rate                                 83.55%          47.78%         74.85%        133.42%        100.80%

**<F3> Based on net asset value per share. The Funds's sales charge is not reflected in total return in this table.

   The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1999

NOTE 1.   ORGANIZATION

          Frontier Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management company. The Corporation was established under the laws of Maryland on October 24, 1991. The Corporation permits the Board of Directors to issue 200,000,000 shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Equity Fund Portfolio, to which Frontier's Board of Directors has initially allocated 80,000,000 shares, is the only current series of the Frontier Funds. The investment objective of the Equity Fund is to provide capital appreciation on its assets.

NOTE 2.   SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

          Security Valuation - Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when it is determined that the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith under procedures established by and under the general supervision of the Fund's directors.

          Fixed income securities generally are valued by using market quotation, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, unless the Board of Directors determine that the amortized cost does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors.

          Federal Income Taxes - It is the policy of the Fund to comply with the requirements of The Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income as dividends to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of The Internal Revenue Code. Therefore, no provision for Federal income or excise taxes has been made.

          Other - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

          Capital Loss Carryforwards - As of September 30, 1999, the Fund has Federal Income Tax Capital Loss carryforwards of approximately $ 375,636, expiring in 2006. It is management's intention to make no distribution of any realized capital gains until the Federal Income Tax capital loss carryforward is exhausted.

          Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.   INVESTMENT ADVISORY AGREEMENT

          The Fund has an investment advisory agreement with Freedom Investors Corp. ("the Advisor", with whom certain officers and directors of the Fund are affiliated). Under the terms of the management agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1% (1% on an annual basis) of the average daily net asset value. The Advisor waived the management fee of $3,859 for the year ended September 30, 1999 and has continued to waive the fee until further notice to the Board of Directors.

          The Fund pays Freedom Investors Corp. (the "Distributor") commissions on sales of Fund shares. Total commissions paid to the Distributor for the year ended September 30, 1999 were approximately $8,751.

NOTE 4.   CAPITAL SHARE TRANSACTIONS

          As of September 30, 1999 there was 80,000,000, $0.01 par value shares of capital stock authorized for the Equity Portfolio.

          Transactions in capital stock were as follows:

                                                           FOR THE YEAR ENDED                 FOR THE YEAR ENDED
                                                           SEPTEMBER 30, 1999                 SEPTEMBER 30, 1998
                                                          ---------------------              ---------------------
                                                          SHARES         AMOUNT              SHARES         AMOUNT
                                                          ------         ------              ------         ------
     Shares sold                                           39,324       $101,040              18,066      $  51,947
     Shares issued in reinvestment of dividends                --             --                  --             --
     Shares redeemed                                      (26,107)       (60,888)            (56,072)      (172,798)
                                                          -------       --------             -------      ---------
     Net increase (decrease)                               13,217       $ 40,152             (38,006)     ($120,851)
                                                          -------       --------             -------      ---------

NOTE 5.   ADMINISTRATION AGREEMENT

          The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting, and administrative services to the Fund. For the administrative and fund accounting services, the Fund pays the Administrator a monthly fee of $2,268 on average net assets under $5 million; $2,750 from $5 million to $10 million; $3.500 from $10 million to $20 million; and the greater of $5,000 or 1/12th of 0.0145% of average net assets in excess of $20 million. For the shareholder services, the Fund pays a monthly fee of approximately $1,418. In addition, the Fund will reimburse the Administrator its reasonable out-of-pocket expenses.

NOTE 6.   INVESTMENT TRANSACTIONS

          Purchases and sales, excluding short term securities, for the year ended September 30, 1999 aggregated $346,083 and $414,282, respectively for the Equity Fund.

NOTE 7.   ACCUMULATED UNREALIZED DEPRECIATION

          Aggregate gross unrealized appreciation (depreciation) as of September 30, 1999, based on investment cost ($774,269) for Federal Income Tax purposes is as follows:

               Aggregate gross unrealized appreciation              $ 129,738
               Aggregate gross unrealized depreciation               (397,304)
                                                                    ---------
                         Net unrealized depreciation                $(267,566)
                                                                    ---------
                                                                    ---------

NOTE 8.   RECLASSIFICATION

          In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of September 30, 1999 the fund recorded permanent book/tax differences of $(108,174) from undistributed net investment income to paid in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income on a tax basis which is considered to be more informative to shareholders.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and Board of Directors:
The Frontier Equity Fund Portfolio (a series of Frontier Funds, Inc.)

     We have audited the accompanying statement of assets and liabilities of The Frontier Equity Fund (a series of Frontier Funds, Inc.), including the schedule of portfolio investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Frontier Equity Fund (a series of Frontier Funds, Inc.) as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

McCurdy & Associates CPA's, Inc.
Westlake, Ohio
November 4, 1999

                              FRONTIER FUNDS, INC.

                             OFFICERS AND DIRECTORS

            James R. Fay                     President and Director
            Amy L. Siesennop            Vice President and Director
            Jeffrey S. Ackley                              Director
            Kenneth W. Coshun                              Director
            Matthew G. Drew                                Director

                               INVESTMENT ADVISOR
                            FREEDOM INVESTORS CORP.

                              NATIONAL DISTRIBUTOR
                            Freedom Investors Corp.

                                   CUSTODIAN,
                           RETIREMENT PLAN CUSTODIAN
                                Star Bank, N.A.

                              SHAREHOLDER SERVICES
                                 1-800-231-2901

                          SECURITIES DEALERS SERVICES
                                 1-800-759-6598

                          (FRONTIER FUNDS, INC. LOGO)

                              FRONTIER FUNDS, INC.
                                   P.O.Box 68
                             101 W. Wisconsin Ave.
                            Pewaukee, WI 53072-0068
                                 (414) 691-1196

  This report is intended solely for use by the shareholders of Frontier Funds, Inc. If it is provided to any member of the public, it must be preceded or accompanied by a currently effective prospectus of the Fund.